For Immediate Release

Contacts:	Steve Gaut, Public Relations
404-828-8787
Scott Childress, Investor Relations
404-828-7957

UPS REPORTS 2Q EPS OF $1.58
AS REVENUE GROWS ACROSS ALL SEGMENTS

•	U.S. Domestic Operating Profit Jumps 13% and Margin Expands to 14.3%

•	U.S. Domestic Revenue up 8.1% on Strong Air & Ground Product Growth

•	Export Shipments Rise 12% with Gains from all International Regions

•	International Revenue up 2.8%, Currency-Neutral Revenue* 8.3% Higher

•	All Supply Chain & Freight Units Contribute to 12% Revenue Increase

•	Company Reiterates Full-Year 2017 Adjusted EPS Guidance

ATLANTA - July 27, 2017 - UPS (NYSE:UPS) today announced earnings per share of $1.58 for the second quarter of 2017, an increase of 11% versus the same period in 2016. The improved earnings per share was due to 7.7% higher revenue. All three business segments generated more profitable product mix, improved yields and better management of operating costs.

Consolidated Results	2Q 2017	2Q 2016
Revenue	$15,750 M	$14,629 M
Operating profit	$2,216 M	$2,038 M
Currency-neutral operating profit*	$2,330 M

Diluted earnings per share	$1.58	$1.43

“UPS generated great year-over-year revenue gains in the second quarter and we produced solid earnings per share growth, consistent with our plans,” said David Abney, UPS chairman and CEO. “We continue to invest in our network to expand our capabilities, our market presence and our global reach.”

For the total company in 2Q 2017:

•	Revenue increased 7.7%, currency-neutral revenue* jumped 8.9%.

•	Revenue increased in all segments and major product categories, as expanded customer demand spread across the company’s broad product portfolio.

•	Operating profit was up 8.7% to $2.2 billion driven by strong performance in the U.S. Domestic and Supply Chain and Freight segments.

•	The favorable year-over-year 2Q EPS comparison includes benefits of about $0.10, primarily from fuel and workers’ compensation.

•	Year-to-date capital expenditures to support investment strategies were $2.0 billion.

•	This year, UPS has paid dividends of nearly $1.4 billion, an increase of 6.4% per share over the prior year, rewarding shareowners with continued strong dividend yield.

•	As of June 30, 2017, the company has repurchased 8.4 million shares for more than $900 million, reaffirming its commitment to return cash to shareowners.
* See attached reconciliation of non-GAAP currency-neutral revenue and operating profit
- more -

2-2-2

U.S. Domestic Segment

The Domestic segment benefitted from growing demand for ecommerce deliveries, which fueled an 8.1% increase in revenue over 2Q 2016. The U.S. consumer increasingly prefers to shop online and UPS is taking advantage of this trend through its unique portfolio of delivery solutions and industry-leading customer-facing technology.

	2Q 2017	2Q 2016
Revenue	$9,745 M	$9,015 M
Operating profit	$1,395 M	$1,233 M

For the U.S. Domestic segment in 2Q 2017:

•	Revenue improved $730 million over 2Q 2016 as ecommerce drove higher demand for UPS Air and Ground products.

•	Next Day Air and Deferred Air shipments climbed 6.4% and 11% respectively, as customers continued to select UPS’s quick and convenient solutions.

•	Revenue per piece increased solidly across all products and was up 3.0% in total, as the company benefited from base-rate pricing actions and higher fuel surcharges versus 2Q 2016.

•	Operating profit increased more than 13% and operating margin expanded 60 basis points to 14.3%.

•	Operating costs for ongoing initiatives including facility construction and Saturday operations increased costs by about $35 million.

International Segment

The International segment generated solid top-line improvement with increased demand for cross-border shipments. Export shipments grew across all UPS regions, as customers took advantage of UPS’s expanded portfolio, improved time-in-transit and industry-leading customs brokerage solutions. The International segment also made several announcements to expand its capacity and local-market presence.

	2Q 2017	2Q 2016
Revenue	$3,163 M	$3,077 M
Operating profit	$583 M	$613 M
Currency-neutral operating profit*	$697 M

For the International segment in 2Q 2017:

•	Operating margin was industry leading at 18.4%, and operating profit was $583 million, including anticipated currency headwinds of $114 million.

•	Robust export growth continued at 12% led by Europe and Asia. All regions of the world contributed to the expansion.

•	The segment reported a revenue increase of 2.8% over 2Q 2016, up 8.3% on a currency-neutral* basis.

•
During the quarter, UPS announced an exclusive partnership with Expo 2020 Dubai, created an innovative alliance with S.F. Express - a market-leading Chinese logistics company, and acquired Nightline Logistics, which solidified local market leadership in Ireland.

* See attached reconciliation of non-GAAP currency-neutral revenue and operating profit

- more -

3-3-3

Supply Chain and Freight Segment

“The Supply Chain and Freight segment again showed good momentum this quarter as the teams in each business unit are executing on revenue quality improvements combined with structural cost reduction programs,” Abney said. “This performance shows balanced improvement across all business units as revenue and operating cost initiatives strengthen core performance.”

	2Q 2017	2Q 2016
Revenue	$2,842 M	$2,537 M
Operating profit	$238 M	$192 M

•	Revenue increased 12% over 2Q 2016 as the company deeply aligned with preferred customers, strengthened revenue management initiatives and market conditions improved across all business units.

•	Tonnage gains in Freight Forwarding and UPS Freight contributed to improved top-line results as economic conditions across non-retail markets continue to strengthen.

•	Retail inventory replenishment and improved aerospace sector performance enhanced the Distribution unit results.

•	Coyote Logistics delivered double-digit revenue growth as the unit continued to gain market share.

•	All business units contributed to segment operating profit expansion of 24%, which included a one-time benefit.

Outlook

The company provides guidance on an adjusted (non-GAAP) basis because it is not possible to predict or provide a reconciliation reflecting the impact of future pension mark-to-market adjustments, which would be included in reported (GAAP) results and could be material.

“Second quarter results were in line with our expectations and we are pleased with the progress on our strategic initiatives,” said Richard Peretz, UPS chief financial officer. “Looking at the second half of the year, our core business performance will continue to produce solid results.”

The company’s full-year 2017 adjusted earnings per share guidance includes the following:

•	Second half currency headwinds and continued costs for strategic initiatives will weigh on results.

•	One less operating day in 3Q 2017 compared to 3Q 2016 will contribute to relatively flat diluted earnings per share (EPS) growth.

•	The tax rate is expected to be 35% for the second half of 2017 and excludes 4Q 2016 tax savings of approximately $0.05 per share.

UPS reaffirms 2017 adjusted diluted EPS guidance to be between $5.80 and $6.10, which includes about $400 million, or $0.30 per share of pre-tax currency headwinds.

# # #

Conference Call Information

UPS CEO David Abney and CFO Richard Peretz will discuss second-quarter results with investors and analysts during a conference call at 8:30 a.m. ET, July 27, 2017. That call is open to others through a live Webcast. To access the call, go to www.investors.ups.com and click on “Earnings Webcast.”

About UPS

UPS (NYSE: UPS) is a global leader in logistics, offering a broad range of solutions including transporting packages and freight; facilitating international trade, and deploying advanced technology to more efficiently manage the world of business. Headquartered in Atlanta, UPS serves more than 220 countries and territories worldwide. The company can be found on the web at ups.com or pressroom.ups.com and its corporate blog can be found at longitudes.ups.com. To get UPS news direct, follow @UPS_News on Twitter.

Forward-Looking Statements

Except for historical information contained herein, the statements made in this release constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of UPS and its management regarding the company's strategic directions, prospects and future results, involve certain risks and uncertainties.

Reconciliation of GAAP and non-GAAP Financial Measures

We supplement the reporting of our financial information determined under generally accepted accounting principles ("GAAP") with certain non-GAAP financial measures, including, as applicable, "as adjusted" operating profit, operating margin, pre-tax income, net income and earnings per share. The equivalent measures determined in accordance with GAAP are also referred to as "reported" or "unadjusted.” Additionally, we periodically disclose free cash flow as well as currency-neutral revenue, revenue per piece and operating profit.

We believe that these non-GAAP measures provide additional meaningful information to assist users of our financial statements in understanding our financial results and assessing our ongoing performance because they exclude items that may not be indicative of, or are unrelated to, our underlying operations and may provide a useful baseline for analyzing trends in our underlying businesses. Management uses these non-GAAP financial measures in making financial, operating and planning decisions. We also use certain of these measures for the determination of incentive compensation award results.

Non-GAAP financial measures should be considered in addition to, and not as an alternative for, our reported results prepared in accordance with GAAP. Our non-GAAP financial information does not represent a comprehensive basis of accounting. Therefore, our non-GAAP financial information may not be comparable to similarly titled measures reported by other companies.

Currency-Neutral Revenue, Revenue per Piece and Operating Profit

We supplement the reporting of our revenue, revenue per piece and operating profit with similar non-GAAP measures that exclude the period-over-period impact of foreign currency exchange rate changes and hedging activities. We believe currency-neutral revenue, revenue per piece and operating profit information allows users of our financial statements to understand growth trends in our products and results. We evaluate the performance of our International Package and Supply Chain and Freight businesses on a currency-neutral basis.

Currency-neutral revenue, revenue per piece and operating profit are calculated by dividing current period reported U.S. dollar revenue, revenue per piece and operating profit by the current period average exchange rates to derive current period local currency revenue, revenue per piece and operating profit. The derived current period local currency revenue, revenue per piece and operating profit are then multiplied by the average foreign exchange rates used to translate the comparable results for each month in the prior year period (including the period over period impact of foreign currency revenue hedging activities). The difference between the current period reported U.S. dollar revenue, revenue per piece and operating profit and the derived current period U.S. dollar revenue, revenue per piece and operating profit is the period over period impact of currency fluctuations.

Reconciliation of GAAP and non-GAAP Revenue, Revenue Per Piece and Operating Profit
(in millions, except Per Piece amounts):

Three Months Ended June 30
	2017 As- Reported (GAAP)	2016 As- Reported (GAAP)	% Change (GAAP)	Currency Impact	2017 Currency Neutral (non-GAAP)	% Change (non-GAAP)

Average Revenue Per Piece:
International Package:
Domestic	$5.99	$6.07	(1.3)%	$0.36	$6.35	4.6%
Export	29.22	31.36	(6.8)%	1.60	30.82	(1.7)%
Total International Package	16.31	16.70	(2.3)%	0.91	17.22	3.1%

Consolidated	$10.75	$10.57	1.7%	$0.15	$10.90	3.1%

Revenue:
U.S. Domestic Package	$9,745	$9,015	8.1%	$—	$9,745	8.1%
International Package	3,163	3,077	2.8%	170	3,333	8.3%
Supply Chain & Freight	2,842	2,537	12.0%	14	2,856	12.6%
Total revenue	$15,750	$14,629	7.7%	$184	$15,934	8.9%

Operating profit:
U.S. Domestic Package	$1,395	$1,233	13.1%	$—	$1,395	13.1%
International Package	583	613	(4.9)%	114	697	13.7%
Supply Chain & Freight	238	192	24.0%	—	238	24.0%
Total operating profit	$2,216	$2,038	8.7%	$114	$2,330	14.3%

Six Months Ended June 30
	2017 As- Reported (GAAP)	2016 As- Reported (GAAP)	% Change (GAAP)	Currency Impact	2017 Currency Neutral (non-GAAP)	% Change (non-GAAP)

Average Revenue Per Piece:
International Package:
Domestic	$5.85	$5.99	(2.3)%	$0.32	$6.17	3.0%
Export	28.67	30.90	(7.2)%	1.63	30.30	(1.9)%
Total International Package	15.88	16.54	(4.0)%	0.90	16.78	1.5%

Consolidated	$10.63	$10.48	1.4%	$0.15	$10.78	2.9%

Revenue:
U.S. Domestic Package	$19,280	$18,099	6.5%	$—	$19,280	6.5%
International Package	6,221	5,991	3.8%	340	6,561	9.5%
Supply Chain & Freight	5,564	4,957	12.2%	24	5,588	12.7%
Total revenue	$31,065	$29,047	6.9%	$364	$31,429	8.2%

Operating profit:
U.S. Domestic Package	$2,471	$2,335	5.8%	$—	$2,471	5.8%
International Package	1,112	1,187	(6.3)%	233	1,345	13.3%
Supply Chain & Freight	417	339	23.0%	1	418	23.3%
Total operating profit	$4,000	$3,861	3.6%	$234	$4,234	9.7%

United Parcel Service, Inc.
Selected Financial Data - Second Quarter
(unaudited)

	Three Months Ended
	June 30
	2017	2016	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$9,745	$9,015	$730	8.1%
International Package	3,163	3,077	86	2.8%
Supply Chain & Freight	2,842	2,537	305	12.0%
Total revenue	15,750	14,629	1,121	7.7%

Operating expenses:
Compensation and benefits	8,105	7,738	367	4.7%
Other	5,429	4,853	576	11.9%
Total operating expenses	13,534	12,591	943	7.5%

Operating profit:
U.S. Domestic Package	1,395	1,233	162	13.1%
International Package	583	613	(30)	(4.9)%
Supply Chain & Freight	238	192	46	24.0%
Total operating profit	2,216	2,038	178	8.7%

Other income (expense):
Investment income and other	14	8	6	75.0%
Interest expense	(111)	(94)	(17)	18.1%
Total other income (expense)	(97)	(86)	(11)	12.8%

Income before income taxes	2,119	1,952	167	8.6%

Income tax expense	735	683	52	7.6%

Net income	$1,384	$1,269	$115	9.1%

Net income as a percentage of revenue	8.8%	8.7%

Per share amounts:
Basic earnings per share	$1.59	$1.43	$0.16	11.2%
Diluted earnings per share	$1.58	$1.43	$0.15	10.5%

Weighted-average shares outstanding:
Basic	872	886	(14)	(1.6)%
Diluted	876	890	(14)	(1.6)%

United Parcel Service, Inc.
Selected Operating Data - Second Quarter
(unaudited)

	Three Months Ended
	June 30
	2017	2016	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$1,752	$1,637	$115	7.0%
Deferred	1,020	899	121	13.5%
Ground	6,973	6,479	494	7.6%
Total U.S. Domestic Package	9,745	9,015	730	8.1%
International Package:
Domestic	621	621	—	—%
Export	2,420	2,326	94	4.0%
Cargo and Other	122	130	(8)	(6.2)%
Total International Package	3,163	3,077	86	2.8%
Supply Chain & Freight:
Forwarding and Logistics	1,893	1,659	234	14.1%
Freight	753	693	60	8.7%
Other	196	185	11	6.0%
Total Supply Chain & Freight	2,842	2,537	305	12.0%
Consolidated	$15,750	$14,629	$1,121	7.7%

Consolidated volume (in millions)	1,189	1,132	57	5.0%

Operating weekdays	64	64	—	—%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,395	1,311	84	6.4%
Deferred	1,253	1,129	124	11.0%
Ground	13,019	12,489	530	4.2%
Total U.S. Domestic Package	15,667	14,929	738	4.9%
International Package:
Domestic	1,619	1,599	20	1.3%
Export	1,294	1,159	135	11.6%
Total International Package	2,913	2,758	155	5.6%
Consolidated	18,580	17,687	893	5.0%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$19.62	$19.51	$0.11	0.6%
Deferred	12.72	12.44	0.28	2.3%
Ground	8.37	8.11	0.26	3.2%
Total U.S. Domestic Package	9.72	9.44	0.28	3.0%
International Package:
Domestic	5.99	6.07	(0.08)	(1.3)%
Export	29.22	31.36	(2.14)	(6.8)%
Total International Package	16.31	16.70	(0.39)	(2.3)%
Consolidated	$10.75	$10.57	$0.18	1.7%

United Parcel Service, Inc.
Supplemental Analysis of Currency and UPS Freight - Second Quarter
(unaudited)

Currency Neutral Revenue Per Piece

	Three Months Ended				Currency
	June 30			Neutral
	2017	2016	% Change	Currency	2017*	% Change

Average Revenue Per Piece:
International Package:
Domestic	$5.99	$6.07	(1.3)%	$0.36	$6.35	4.6%
Export	29.22	31.36	(6.8)%	1.60	30.82	(1.7)%
Total International Package	$16.31	$16.70	(2.3)%	$0.91	$17.22	3.1%

Consolidated	$10.75	$10.57	1.7%	$0.15	$10.90	3.1%
*Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Revenue

	Three Months Ended				Currency
	June 30			Neutral
	2017	2016	% Change	Currency	2017*	% Change

Revenue (in millions):
U.S. Domestic Package	$9,745	$9,015	8.1%	$—	$9,745	8.1%
International Package	3,163	3,077	2.8%	170	3,333	8.3%
Supply Chain & Freight	2,842	2,537	12.0%	14	2,856	12.6%
Total revenue	$15,750	$14,629	7.7%	$184	$15,934	8.9%
*Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Operating Profit

	Three Months Ended				Currency
	June 30			Neutral
	2017	2016	% Change	Currency	2017*	% Change

Operating Profit (in millions):
U.S. Domestic Package	$1,395	$1,233	13.1%	$—	$1,395	13.1%
International Package	583	613	(4.9)%	114	697	13.7%
Supply Chain & Freight	238	192	24.0%	—	238	24.0%
Total operating profit	$2,216	$2,038	8.7%	$114	$2,330	14.3%
* Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Freight Selected Operating Data - Second Quarter
(unaudited)

	Three Months Ended
	June 30
	2017	2016	Change	% Change
LTL revenue (in millions)	$652	$600	$52	8.7%
LTL revenue per LTL hundredweight	$23.62	$23.47	$0.15	0.6%

LTL shipments (in thousands)	2,633	2,540	93	3.7%
LTL shipments per day (in thousands)	41.1	39.7	1.4	3.7%

LTL gross weight hauled (in millions of pounds)	2,762	2,556	206	8.1%
LTL weight per shipment (in pounds)	1,049	1,006	43	4.3%

Operating weekdays	64	64	—	—%

United Parcel Service, Inc.
Detail of Other Operating Expenses - Second Quarter
(unaudited)

	Three Months Ended
	June 30
	2017	2016	Change	% Change
(amounts in millions)
Repairs and Maintenance	$392	$383	$9	2.3%
Depreciation and Amortization	562	555	7	1.3%
Purchased Transportation	2,443	2,070	373	18.0%
Fuel	616	505	111	22.0%
Other Occupancy	264	245	19	7.8%
Other Expenses	1,152	1,095	57	5.2%
Total Other Operating Expenses	$5,429	$4,853	$576	11.9%

Earnings Per Share and Share Data - Second Quarter
(unaudited)

	Three Months Ended
	June 30
	2017	2016
(amounts in millions, except per share data)
Numerator:
Net income	$1,384	$1,269

Denominator:
Weighted-average shares	867	881
Deferred compensation obligations	1	1
Vested portion of restricted units	4	4
Denominator for basic earnings per share	872	886

Effect of dilutive securities:
Restricted units	3	3
Stock options	1	1
Denominator for diluted earnings per share	876	890

Basic earnings per share	$1.59	$1.43

Diluted earnings per share	$1.58	$1.43

Detail of shares outstanding as of June 30, 2017:

Class A shares	177
Class B shares	688
Total shares outstanding	865

United Parcel Service, Inc.
Selected Financial Data - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2017	2016	Change	% Change

(amounts in millions, except per share data)
Statement of Income Data:	$19,280	$18,099	$1,181	6.5%
Revenue:	6,221	5,991	230	3.8%
U.S. Domestic Package	5,564	4,957	607	12.2%
International Package	31,065	29,047	2,018	6.9%
Supply Chain & Freight
Total revenue
	16,236	15,591	645	4.1%
Operating expenses:	10,829	9,595	1,234	12.9%
Compensation and benefits	27,065	25,186	1,879	7.5%
Other
Total operating expenses
	2,471	2,335	136	5.8%
Operating profit:	1,112	1,187	(75)	(6.3)%
U.S. Domestic Package	417	339	78	23.0%
International Package	4,000	3,861	139	3.6%
Supply Chain & Freight
Total operating profit
	29	25	4	16.0%
Other income (expense):	(213)	(187)	(26)	13.9%
Investment income and other	(184)	(162)	(22)	13.6%
Interest expense
Total other income (expense)	3,816	3,699	117	3.2%

Income before income taxes	1,274	1,299	(25)	(1.9)%

Income tax expense	$2,542	$2,400	$142	5.9%

Net income	8.2%	8.3%

Net income as a percentage of revenue
	$2.91	$2.71	$0.20	7.4%
Per share amounts:	$2.90	$2.69	$0.21	7.8%
Basic earnings per share
Diluted earnings per share
	873	887	(14)	(1.6)%
Weighted-average shares outstanding:	877	892	(15)	(1.7)%
Basic
Diluted

United Parcel Service, Inc.
Selected Operating Data - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2017	2016	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$3,416	$3,212	$204	6.4%
Deferred	1,990	1,814	176	9.7%
Ground	13,874	13,073	801	6.1%
Total U.S. Domestic Package	19,280	18,099	1,181	6.5%
International Package:
Domestic	1,233	1,195	38	3.2%
Export	4,742	4,529	213	4.7%
Cargo and Other	246	267	(21)	(7.9)%
Total International Package	6,221	5,991	230	3.8%
Supply Chain & Freight:
Forwarding and Logistics	3,720	3,245	475	14.6%
Freight	1,462	1,349	113	8.4%
Other	382	363	19	5.2%
Total Supply Chain & Freight	5,564	4,957	607	12.2%
Consolidated	$31,065	$29,047	$2,018	6.9%

Consolidated volume (in millions)	2,376	2,273	103	4.5%

Operating weekdays	128	128	—	—%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,356	1,289	67	5.2%
Deferred	1,249	1,163	86	7.4%
Ground	13,016	12,606	410	3.3%
Total U.S. Domestic Package	15,621	15,058	563	3.7%
International Package:
Domestic	1,648	1,558	90	5.8%
Export	1,292	1,145	147	12.8%
Total International Package	2,940	2,703	237	8.8%
Consolidated	18,561	17,761	800	4.5%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$19.68	$19.47	$0.21	1.1%
Deferred	12.45	12.19	0.26	2.1%
Ground	8.33	8.10	0.23	2.8%
Total U.S. Domestic Package	9.64	9.39	0.25	2.7%
International Package:
Domestic	5.85	5.99	(0.14)	(2.3)%
Export	28.67	30.90	(2.23)	(7.2)%
Total International Package	15.88	16.54	(0.66)	(4.0)%
Consolidated	$10.63	$10.48	$0.15	1.4%

United Parcel Service, Inc.
Supplemental Analysis of Currency and UPS Freight - Year to Date
(unaudited)

Currency Neutral Revenue Per Piece
(unaudited)

	Six Months Ended			Currency
	June 30			Neutral
	2017	2016	% Change	Currency	2017*	% Change

Average Revenue Per Piece:
International Package:
Domestic	$5.85	$5.99	(2.3)%	$0.32	$6.17	3.0%
Export	28.67	30.90	(7.2)%	1.63	$30.30	(1.9)%
Total International Package	$15.88	$16.54	(4.0)%	$0.90	$16.78	1.5%

Consolidated	$10.63	$10.48	1.4%	$0.15	$10.78	2.9%

* Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Revenue
(unaudited)

	Six Months Ended			Currency
	June 30			Neutral
	2017	2016	% Change	Currency	2017*	% Change
Revenue (in millions):
U.S. Domestic Package	$19,280	$18,099	6.5%	—	$19,280	6.5%
International Package	6,221	5,991	3.8%	340	$6,561	9.5%
Supply Chain & Freight	5,564	4,957	12.2%	24	5,588	12.7%
Total revenue	$31,065	$29,047	6.9%	$364	$31,429	8.2%

* Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Operating Profit
(unaudited)

	Six Months Ended			Currency
	June 30			Neutral
	2017	2016	% Change	Currency	2017*	% Change
Operating profit (in millions):
U.S. Domestic Package	$2,471	$2,335	5.8%	—	$2,471	5.8%
International Package	1,112	1,187	(6.3)%	233	$1,345	13.3%
Supply Chain & Freight	417	339	23.0%	1	418	23.3%
Total operating profit	$4,000	$3,861	3.6%	$234	$4,234	9.7%

* Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Freight Selected Operating Data - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2017	2016	Change	% Change
LTL revenue (in millions)	$1,270	$1,164	$106	9.1%
LTL revenue per LTL hundredweight	$23.60	$23.36	$0.24	1.0%

LTL shipments (in thousands)	5,150	4,956	194	3.9%
LTL shipments per day (in thousands)	40.2	38.7	1.5	3.9%

LTL gross weight hauled (in millions of pounds)	5,381	4,982	399	8.0%
LTL weight per shipment (in pounds)	1,045	1,005	40	4.0%

Operating weekdays	128	128	—	—%

United Parcel Service, Inc.
Detail of Other Operating Expenses - Year to Date
(unaudited)

(in millions)	Six Months Ended
	June 30
	2017	2016	Change	% Change
Repairs and Maintenance	$782	$764	$18	2.4%
Depreciation and Amortization	1,116	1,107	9	0.8%
Purchased Transportation	4,809	4,094	715	17.5%
Fuel	1,237	939	298	31.7%
Other Occupancy	563	514	49	9.5%
Other Expenses	2,322	2,177	145	6.7%
Total Other Operating Expenses	$10,829	$9,595	$1,234	12.9%

Earnings Per Share and Share Data - Year to Date
(unaudited)

	Six Month Ended
(amounts in millions, except per share data)	June 30
	2017	2016

Numerator:
Net income	$2,542	$2,400

Denominator:
Weighted-average shares outstanding	868	883
Deferred compensation arrangements	1	1
Vested portion of restricted units	4	3
Denominator for basic earnings per share	873	887

Effect of dilutive securities:
Restricted units	3	4
Stock options	1	1
Denominator for diluted earnings per share	877	892

Basic earnings per share	$2.91	$2.71

Diluted earnings per share	$2.90	$2.69

United Parcel Service, Inc.
Consolidated Balance Sheets - June 30, 2017 and December 31, 2016
(unaudited)

	June 30, 2017	December 31, 2016
(amounts in millions)

ASSETS
Current Assets:
Cash and marketable securities	$4,604	$4,567
Other current assets	7,790	9,282
Total Current Assets	12,394	13,849
Property, Plant and Equipment	45,588	43,674
Less accumulated depreciation and amortization	25,747	24,874
	19,841	18,800
Other Assets	7,489	7,728
	$39,724	$40,377

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities	11,082	11,730
Long-Term Debt	14,257	12,394
Pension and Postretirement Benefit Obligations	9,981	12,694
Deferred Taxes, Credits and Other Liabilities	3,130	3,130
Shareowners' Equity	1,274	429
	$39,724	$40,377

Amounts are subject to reclassification.

United Parcel Service, Inc.
Selected Cash Flow Data
(unaudited)

Net Increase (Decrease) in Cash and Cash Equivalents
Preliminary
Year-to-Date
(amounts in millions)	June 30
Cash flows from operating activities	$2,621
Cash flows used in investing activities	(2,027)
Cash flows used in financing activities	(556)

Effect of exchange rate changes on cash and cash equivalents	30
Net increase in cash and cash equivalents	$68

Reconciliation of Free Cash Flow (non-GAAP measure)
Preliminary
Year-to-Date
(amounts in millions)	June 30
Cash flows from operating activities	$2,621
Capital expenditures	(2,009)
Proceeds from disposals of PP&E	14
Net change in finance receivables	(16)
Other investing activities	14
Free cash flow (non-GAAP measure)	$624

Amounts are subject to reclassification.

United Parcel Service, Inc.
Aircraft Fleet - as of June 30, 2017
(unaudited)

Description	Owned and Capital Leases	Leases & Charters from Others	On Order	Under Option
Operating:
Boeing 757-200	75	—	—	—
Boeing 767-300	59	—	—	—
Boeing 767-300BCF	1	—	2	—
Airbus A300-600	52	—	—	—
Boeing MD-11*	38	—	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	—	—	14	14
Other	—	302	—	—

Total	238	302	16	14

* One Boeing MD-11 not in operation pending disposal